Exhibit 10.33

          SIXTH AMENDMENT, August 22, 2000 (this "Amendment), to the Credit Agreement, dated as of October 9, 1997 (as amended by the First Amendment, dated as of February 12, 1999, the Second Amendment, effective as of December 31, 1998 (entered into on April 15, 1999), the Third Amendment, dated as of April 23, 1999 the Fourth Amendment, dated as of December 30, 1999 (entered into on March 28, 2000) and the Fifth Amendment, dated as of June 12, 2000, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CPI AEROSTRUCTURES, INC., a New York corporation ("Holdings"), KOLAR, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :

        WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

        WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

        WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments;

        NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

        2. Amendment to Subsection 6.2(b). Subsection 6.2(b) of the Credit Agreement is hereby amended by deleting "$750,000" therefrom and substituting in lieu thereof "$2,250,000".

        3. Amendment of Subsection 6.2(e). Subsection 6.2e) of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:

        "(e) Indebtedness incurred under (i) lines of credit ("Regular Lines of Credit") from one or more Lenders in an aggregate principal amount not to exceed $2,500,000 at any one time provided that the outstanding amount thereof shall be reduced to zero for at least 30 consecutive days during each fiscal year of Holdings and (ii) equipment lease lines of credit ("Lease Lines of Credit;"

together with Regular Lines of Credit, "Permitted Lines of Credit") from one or more Lenders for the purposes of acquiring Equipment in an aggregate principal amount not to exceed $1,500,000 at any one time.

        4. Amendment of Subsection 6.7. Section 6.7 of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:

        "Make or commit to make (by way of acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding (a) $2,160,000 in the aggregate for the fiscal year 2000 of Holdings and (b) $750,000 in the aggregate for any fiscal year of Holdings after the fiscal year 2000.

        5. Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby jointly and severally confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis. To the extent that any of the representations and warranties set forth in Section 3 of the Credit Agreement expressly 4relate to a specific earlier date, Holdings and the Borrower jointly and severally hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

        6. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this (a) Amendment duly executed by Holdings, the Borrower and all the Lenders, (b) a notice from Holdings and the Borrower to Kolar Machines Inc. announcing the transactions as stated herein duly executed by Holdings and the Borrower, this Amendment shall be effective as of the date hereof.

        7. Continuing Effect; No Other Amendments, Waivers or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

        8. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

        10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date written next to the signature of each party.

                                CPI AEROSTRUCTURES, INC.

                                   /s/ Edward J. Fred
                                By____________________________
                                  Name:  Edward J. Fred
                                  Title: Exec VP & CFO

                                KOLAR, INC.

                                   /s/ Edward J. Fred
                                By____________________________
                                  Name:  Edward J. Fred
                                  Title: Exec VP & CFO

                                THE CHASE MANHATTAN BANK,
                                as Administrative Agent and as a Lender

                                      /s/ Emelia K. Treige
                                By____________________________
                                  Name:  Emelia K. Treige
                                  Title: Vice President

                                MELLON BANK, N.A.,
                                as a Lender

                                   /s/ Peter A. Dontas
                                By____________________________
                                  Name:  Peter A. Dontas
                                  Title: First Vice President

                                Mellon Financial Services, Corporation
                                Attorney-in-Fact for Mellon Bank, N.A.